FINANCIAL INSTRUMENTS AND RISKS MANAGEMENT - Interest rate risk management (Details) - Significant interest rate benchmarks subject to interest rate benchmark reform [member] R$ in Thousands	Jul. 01, 2023 BRL (R$)
FINANCIAL INSTRUMENTS AND RISKS MANAGEMENT
Loan and Financing Agreements Subject to Renegotiation After Termination of SOFR	R$ 15,566,016
Derivative Contracts Subject to Renegotiation Upon Extinction of SOFR	R$ 15,150,974